EXHIBIT 99.9
                            SIX RIVERS NATIONAL BANK

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  May 12, 1999
                                    6:00 p.m.

To Our Shareholders:

         The Annual Meeting of Shareholders of Six Rivers National Bank will be held at 6:00 p.m. on Wednesday, May 12, 1999 at the main office of the Bank, located at 402 F Street, Eureka, California. The Record Date for determining shareholders eligible to vote at the Annual Meeting is April 20, 1999. We hope you will plan to attend.

         The matters to be considered and voted upon at the Meeting will be:

         1. Electing five nominees to the Board of Directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and have qualified;

         2. Approving the selection of the Bank's independent auditors for 1999; and

         3. Transacting such other business as may properly come before the Annual Meeting.

         Please sign and return the enclosed proxy as promptly as possible so that your shares may be represented at the Annual Meeting. If you attend, you may vote in person even though you previously returned your proxy.

         You will find the proxy card in the window of the large envelope in which this letter and accompanying materials were mailed. We look forward to seeing you at the Annual Meeting on Wednesday, May 12, 1999.

                              Sincerely,
                              William T. Kay
                              CHAIRMAN OF THE BOARD

                            SIX RIVERS NATIONAL BANK

                                  402 F Street
                            Eureka, California 95501
                                 (707) 443-8400

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                             To Be Held May 12, 1999

                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the "Meeting") of Six Rivers National Bank (the "Bank") to be held at the Bank's Main Office, 402 F Street, Eureka, California 95501, at 6:00 p.m., on Wednesday, May 12, 1999, and at any and all adjournments to this Meeting. The solicitation of the proxy accompanying this Proxy Statement is made by the Board of Directors of the Bank.

         This Proxy Statement and the accompanying Notice are being mailed to shareholders on approximately April 21, 1999.

         The matters to be considered and voted upon at the Meeting will be:

         1. Electing five nominees to the Board of Directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and have qualified;

         2. Approving the selection of the Bank's independent auditors for 1999; and

         3. Transacting such other business as may properly come before the Meeting.

         A proxy for use at the Meeting is enclosed. Any shareholder who executes and delivers such proxy has the right to revoke it at any time before it is exercised by filing with the Secretary of the Bank an instrument revoking it or a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. Subject to such revocation, all shares represented by a properly executed proxy received in time for the Meeting will be voted by the proxyholders in accordance with the instructions on the proxy. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the proxy will be voted in favor of the election of the nominees for directors set forth herein and, if any other business is properly presented at the Meeting, in accordance with the recommendations of the Board of Directors. Abstentions and broker nonvotes are not counted in determining the number of shares voted for or against any nominee for director or any proposal.

         YOUR VOTE IS IMPORTANT.

         YOU ARE URGED TO VOTE BY SIGNING AND RETURNING THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

                                VOTING SECURITIES

         The Record Date for the purpose of determining the shareholders entitled to notice of, and to vote at, the Meeting is April 20, 1999. There were 1,461,642 shares of the Bank's common stock issued and outstanding on the Record Date.

         Each holder of common stock will be entitled to one vote, in person or by proxy, for each share of common stock standing in his or her name on the books of the Bank as of the Record Date on any matter submitted to the vote of the shareholders, except that in connection with the election of directors, the shares are entitled to be voted cumulatively if a candidate's or candidates' name(s) have been properly placed in nomination prior to the voting. Cumulative voting entitles a shareholder to give one nominee as many votes as is equal to the number of directors to be elected multiplied by the number of shares owned by such shareholder, or to distribute his or her votes on the same principle among two or more nominees as he or she deems appropriate. To exercise cumulative voting rights, a shareholder must declare his or her intention to cumulate votes at the Meeting before the opening of polls. After the Chairman has acknowledged the declaration, all shareholders will be entitled to cumulate their votes without notifying the Chairman. The five candidates receiving the highest number of votes will be elected. If cumulative voting is declared at the Meeting, votes represented by proxies delivered pursuant to this Proxy Statement may be cumulated in the discretion of the proxy holders, in accordance with the recommendations of the Board of Directors.

         Any shareholder giving a proxy may revoke it prior to the time it is voted by notifying the Secretary of the Bank in writing of revocation of the proxy, by filing a duly executed proxy bearing a later date, or by attending the meeting and voting in person after advising the Chairman of the meeting of that election.

                             PRINCIPAL SHAREHOLDERS

         The following table lists the persons or groups owning more than 5% of the Bank's common stock on March 31, 1999 of which Management is aware, other than Warren L. Murphy, a nominee for election to the Board of Directors. See "Election of Directors".

                                                                                   AMOUNT AND NATURE OF
NAME OF BENEFICIAL OWNER                                                           BENEFICIAL OWNERSHIP         PERCENT OF CLASS
------------------------                                                           --------------------         ----------------
Financial Institution Partners, L.P., Financial Institutions Partners II,
  L.P., Hovde Capital, Inc., Hovde Capital, L.L.C. and Eric D. Hovde
  (collectively, "Financial Institution Partners")................................       133,700(1)                    9.1%
Charles Dan Aalfs.................................................................       117,000(1)                    8.0%
Heartland Adivsors, Inc...........................................................        93,300(1)                    6.4%

-----------

(1) Based on the beneficial owners' Schedule 13D (Amendment No. 3) filed with the Office of the Comptroller of the Currency (the "OCC") on September 28, 1998.

                              ELECTION OF DIRECTORS

         The Bank's bylaws provide that the authorized number of directors shall be not less than five nor more than 25 with the exact number to be fixed from time to time by resolution of the Board of Directors or the shareholders. The exact number of directors is currently fixed at five. The persons named below, all of whom are present members of the Board of Directors of the Bank, will be nominated for election to serve as directors until the next Annual Meeting of Shareholders and until their successors are elected and have qualified. Votes will be cast pursuant to the enclosed proxy in such a way as to effect the election of these five nominees, or as many thereof as possible under the rules of cumulative voting. In the event any of the nominees should be unable or unwilling to serve as a director, it is intended that the proxy will be voted for the election of such substitute nominees, if any, as shall be designated by the Board of Directors. Management has no reason to believe that any nominee will become unavailable. Any nomination must be in accordance with the Bank's bylaws which provide, among other requirements, that such nomination shall be delivered or mailed to the President of the Bank not less than 14 days nor more than 50 days prior to the Meeting. Because the Bank has been determined by the OCC to be in "troubled condition" for purposes of Section 914 of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, any shareholder nominee elected to the Board will be required to provide written notice with detailed biographical and financial information to the OCC.

         The following table sets forth certain information, as of April 12, 1999, with respect to those persons to be nominated by the Board of Directors for election as directors. Management is not aware of any arrangements which may, at a subsequent date, result in a change of control of the Bank.

                                                                                                               COMMON STOCK
                                                                                                            BENEFICIALLY OWNED
                                                                                                           AS OF APRIL 12, 1999
                                                                        YEAR FIRST                         ---------------------
NAME AND OFFICE          PRINCIPAL OCCUPATION FOR                       ELECTED OR       NUMBER OF            PERCENTAGE OF
HELD WITH BANK(1)           PAST FIVE YEARS                         APPOINTED DIRECTOR   SHARES(2)         SHARES OUTSTANDING(3)
-----------------        ------------------------                   ------------------   ---------         ---------------------
Kevin D. Hartwick           Managing Partner,                 37            1996         10,691(4)                  0.7%
Director                    Cholwell, Benz &
                            Hartwick, Certified
                            Public Accountants
William T. Kay, Jr.         Partner, Harland Law              54            1989         23,611(5)                  1.5%
Chairman of the Board       Firm, Attorneys at Law
Warren L. Murphy            Owner, Private                    46            1989         92,202(6)                  6.0%
Director                    Investments
Jack L. Russ                Manager, Ocean View Ranch         61            1989         19,315(7)                  1.3%
Director
Dolores M. Vellutini        Owner and President,              61            1989         26,977(8)                  1.8%
Director                    Eureka Baking Company,
                            Inc.
Directors and Executive                                                                 204,550(9)                13.31%
  Officers as a Group (Six
  in Number)


-----------

(1) The address for all persons is c/o Six Rivers National Bank, 402 F Street, Eureka, California, 95501.

(2) Except as otherwise noted, may include shares held by or with such person's spouse (except where legally separated) and minor children; shares held by any other relative of such person who has the same home; shares held by a family trust as to which such person is a beneficiary and trustee with sole voting and investment power (or shared with a spouse); or shares held in an Individual Retirement Account or pension plan of which such person is the sole beneficiary, and as to which shares such person has pass-through voting rights and investment power.

(3) Based on 1,461,642 shares outstanding on April 20, 1999. The shares "beneficially owned" are determined under Securities and Exchange Commission Rules, and do not necessarily indicate ownership for any other purpose. In general, beneficial ownership includes shares over which a person has sole or shared voting or investment power and shares which such person has the right to acquire within 60 days of April 20, 1999.

(4) Includes 4,191 shares which Mr. Hartwick has the right to acquire upon the exercise of stock options within 60 days of the Record Date.

(5) Includes 12,235 shares which Mr. Kay has the right to acquire upon the exercise of stock options within 60 days of the Record Date.

(6) Includes 11,541 shares which Mr. Murphy has the right to acquire upon the exercise of stock options within 60 days of the Record Date.

(7) Includes 11,541 shares which Mr. Russ has the right to acquire upon the exercise of stock options within 60 days of the Record Date.

(8) Includes 11,311 shares which Mrs. Vellutini has the right to acquire upon the exercise of stock options within 60 days of the Record Date.

(9) Includes 75,133 shares which the Directors and Officers have the right to acquire upon the exercise of stock options within 60 days of the Record Date.

THE BOARD OF DIRECTORS AND COMMITTEES

         The Board of Directors has a standing Audit Committee, of which directors Hartwick (Chairman), Kay, Murphy, Russ and Vellutini are members. During the fiscal year ended December 31, 1998, the Audit Committee met 11 times. The purpose of the Audit Committee is to meet with outside auditors of the Bank in order to fulfill the legal and technical requirements necessary to adequately protect the directors, shareholders, employees and depositors of the Bank. In addition, it is the responsibility of the Audit Committee to recommend to the Board of Directors the selection of independent accountants and to make certain that the independent accountants have the necessary freedom and independence to thoroughly examine all Bank records.

         The Bank also has a standing Compensation Committee of which directors Kay, Hartwick and Murphy are members. This committee makes decisions concerning employee compensation. The committee met seven times during 1998. The Compensation Committee is also responsible for considering and making recommendations to the Board of Directors regarding the compensation of the Bank's officers and grants of stock options and Employee Stock Ownership Plan awards.

         The Bank also has a standing Nominating Committee, consisting of directors Kay, Murphy and Russ, which met once during 1998. The purpose of the Nominating Committee is to select the individuals to be nominated by the Board of Directors at the Bank's Annual Meeting of Shareholders. The procedures for nominating directors, other than by or on behalf of the Board of Directors itself, are set forth in the Bank's bylaws.

         The Bank also has a standing Loan Committee (chaired by the Chief Credit Officer) of which all directors are members. This committee reviews loan policy and makes decisions concerning extensions of credit to all borrowers whose aggregate borrowings exceed $200,000. The committee met 17 times during 1998.

         The Bank also has a standing Asset/Liability Management Committee, consisting of Michael W. Martinez (Chairman), Director Vellutini and Shelton J. Francis and Marjorie L. Plum, which met four times during 1998. The purpose of the Asset/Liability Management Committee is to monitor interest rate risk, review financial performance, review individual transactions with respect to the impact on the Bank's balance sheet, monitor liquidity and to report the results of such activity to the full Board of Directors.

         During the fiscal year ended December 31, 1998, the Board of Directors of the Bank held a total of 12 regular and 14 special meetings. Each incumbent director who served as a director during 1998 attended at least 75% of the aggregate of (i) the total number of such meetings and (ii) the total number of meetings held by all committees of the Board of Directors on which such director served during 1998.

COMPENSATION OF DIRECTORS

         During 1998, the Chairman of the Board received $650 and all other directors of the Bank received $500 for each full Board meeting and all directors received $250 for each committee meeting of the Board that he or she attended.


TRANSACTIONS WITH DIRECTORS AND MANAGEMENT

         Certain of the directors, executive officers and their associates have had banking relationships with the Bank in the ordinary course of business. All outstanding loans and commitments included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, did not involve more than the normal risk of collectibility and did not present other unfavorable features.

EXECUTIVE OFFICER

         The following table sets forth information regarding the Bank's current executive officer(10).

NAME                         AGE            POSITION WITH THE BANK                   HELD SINCE

Michael W. Martinez........   38     Interim President, Chief Executive Officer,       1992(11)
                                     Executive Vice President and Chief Financial
                                     Officer

-----------

(10) As used in this table, the term "executive officer" means the Interim President/Chief Executive Officer and Executive Vice President/Chief Financial Officer.

(11) Mr. Martinez has been the Bank's Chief Financial Officer since 1992. He was appointed Interim President and Chief Executive Officer of the Bank on September 9, 1998.

SUMMARY COMPENSATION TABLE

         The following table sets forth a summary of the compensation paid during the Bank's past three fiscal years ended December 31, 1998 to the Bank's former President and Chief Executive Officer and its Interim President and Chief Financial Officer.

                                                                                         LONG-TERM
                                                                                       COMPENSATION
                                                          ANNUAL COMPENSATION         (STOCK OPTIONS)
                                                     -----------------------------    ---------------      ALL OTHER
NAME AND PRINCIPAL POSITION                          YEAR       SALARY       BONUS     (# OF SHARES)     COMPENSATION(1)
---------------------------                          ----       ------       -----     -------------     ---------------
John F. Burger.................................      1998      $115,528                     4,500
President and Chief                                  1997      $132,092                                        $2,321
Executive Officer                                    1996      $124,615     $51,575         5,940              $2,891
Michael W. Martinez............................      1998      $103,461                     3,500              $1,880
  Interim President and Chief Executive              1997      $ 84,759                                        $1,490
  Officer; Senior Vice President and                 1996      $ 79,961     $34,384         3,986              $1,855
  Chief Financial Officer

-----------

(1) Represents amounts contributed by the Bank to its Employee Stock Ownership Plan on behalf of such individual (see "Employee Stock Ownership Plan").

EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS

         The Bank and Mr. Martinez entered into an employment agreement on April 1, 1999 describing his responsibilities, titles and compensation. Mr. Martinez's employment agreement provides that, subject to non-disapproval by the OCC, he will be the Bank's Chief Executive Officer or, if not approved by the OCC, he will continue to serve as Chief Financial Officer for a term of three years. His base salary is $137,000. He will be considered for annual increases in base salary at the discretion of the Board of Directors. He is eligible to receive a bonus at the end of each year and stock options, to be determined in the sole discretion of the Board of Directors. He is also entitled to reimbursement of business expenses, a car allowance of $500 per month, participation in all employee benefit plans maintained by the Bank, and term life insurance equal to three times his base salary but no more than $300,000. If he is terminated without cause, he will be entitled to receive a lump sum cash payment equal to the amount of the base salary that he would have received during the remainder of the term of his employment. For purposes of the employment agreement, "without cause" means assignment of duties of substantially less responsibility than those described in the employment agreement, a material adverse change in the position of Interim President and Chief Executive Officer, such as title, lines of reporting, responsibilities or authority or a reduction of base salary.

         In August, 1996, the Bank entered into transition agreements with Mr. Martinez and Mr. Burger to provide them with certain severance benefits allowing them to focus their entire energy on performing their functions and discharging the responsibilities of their offices without concern for the potential consequences of any possible sale of the Bank. Under the terms of Mr. Martinez's employment agreement, the rights granted under his transition agreement are in addition to those granted under his employment agreement. The transition agreements provide that, in the event of a merger, sale of assets or other corporate reorganization, if the executive officer is terminated without cause (or has his annual base compensation reduced by more than 25% compared to the previous year) within two years from the effective date of such event, he will be entitled to receive a cash payment in an amount equal to 35 months' of his then current base salary plus the average of his two most recent year-end bonuses. In such event, the Bank or its successor entity shall also continue paying the Bank rate premiums for the executive officer's then existing medical benefits for up to 18 months and pay all real estate commissions and title fees on the sale of his residence, provided such sale is consummated within two years of the date of termination.

STOCK OPTION PLAN

         The Bank's Stock Option Plan (the "Option Plan") is intended to advance the interests of the Bank by encouraging stock ownership on the part of key employees and was adopted by the shareholders on December 13, 1989. The Option Plan provides for the issuance of both "non-qualified" and "incentive" stock options to full-time salaried officers and employees of the Bank, and of "non-qualified" stock options to non-employee directors of the Bank. All options must be granted at an exercise price of not less than 100% of the fair market value of the stock on the date of grant. Each option granted under the Option Plan expires not later than 10 years from the date the option was granted, and is exercisable in installments as provided in individual stock option agreements; provided, however, that if an optionee fails to exercise his or her rights under the options within the year such rights arise, the optionee may accumulate them and exercise the same at any time thereafter during the term of the option. In addition, in the event of a "Terminating Event," i.e., a merger or consolidation of the Bank as a result of which the Bank will not be the surviving corporation, a sale of substantially all of the Bank's assets, or a change in ownership of at least 25% of the Bank's stock, all outstanding options under the Option Plan shall become exercisable in full (subject to certain notification requirements), and shall terminate if not exercised within a specified period of time, unless provision is made in connection with the Terminating Event for assumption of such options, or substitution of new options covering stock of a successor corporation. As of December 31, 1998, the Bank had options outstanding to purchase a total of 120,238 shares of its common stock under the Option Plan, with an average exercise price of $12.43 per share with respect to all such options. Information concerning stock options to the Bank's non-employee directors is included in the footnotes to the table on page 3. STOCK OPTION GRANTS AND EXERCISES

         The following table sets forth information concerning the grant of stock options under the Option Plan for the 1998 fiscal year to executive officers. The table also lists potential realizable values of those options on the basis of assumed annual computed stock appreciation rates of 5% and 10% over the life of the options which are set at a maximum of 10 years.

                                                             OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                 INDIVIDUAL GRANTS

                                                                                                     POTENTIAL REALIZABLE
                                                           % OF TOTAL                               VALUE AT ASSUMED ANNUAL
                                                          OPTIONS/SARS    EXERCISE                   RATES OF STOCK PRICE
                                               OPTIONS/    GRANTED TO     OR BASE                      APPRECIATION FOR
                                                SARS      EMPLOYEES IN     PRICE       EXPIRATION         OPTION TERM
                                                SARS      EMPLOYEES IN     PRICE       EXPIRATION   -----------------------
NAME                                           GRANTED     FISCAL YEAR     ($/SH)         DATE          5%($)       10%($)
----                                           --------   ------------    --------     ----------       -----       ------
John F. Burger...........................       4,500          8.2%        $17.38       3/18/2008      $49,186     $124,650
Michael W. Martinez......................       3,500          6.5%        $17.38       3/18/2008      $38,255      $96,950

         The following table sets forth information with respect to the executive officers concerning the exercise of options during the last fiscal year and unexcercised options held at the end of the last fiscal year.

                      AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                                                                                   VALUE OF UNEXERCISED
                                                                           NUMBER OF UNEXERCISED   IN-THE-MONEY OPTIONS/
                                                                            OPTIONS/SARS AT FYE         SARS AT FYE
                                                                           ---------------------   ---------------------
                                    SHARES ACQUIRED                             EXERCISABLE/            EXERCISABLE/
NAME                                 ON EXERCISE (#)     VALUE REALIZED ($)     UNEXERCISABLE          UNEXERCISABLE
----                                ----------------     ------------------     -------------          -------------
John F. Burger....................                                                16370/-0-               $17,059
Michael W. Martinez...............                                                9,796/-0-               $ 5,856

EMPLOYEE STOCK OWNERSHIP PLAN

         The Board of Directors of the Bank established an Employee Stock Ownership Plan (the "ESOP") which became effective on January 1, 1995. The purpose of the ESOP, qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended, is to provide eligible employees with an additional incentive to maximize their job performance by providing them with an opportunity to acquire or increase their proprietary interest in the Bank and to provide supplemental income upon retirement. Eligible employees are those with at least 780 hours of service with the Bank per year, who complete 12 months of service and are at least 21 years of age.

         The ESOP is designed primarily to invest the Bank's contributions for the benefit of eligible employees in shares of the Bank's common stock. All assets of the ESOP are held in trust for the exclusive benefit of participants and are administered by trustees, currently directors Kevin Hartwick and William
T. Kay, Jr., who are directed by a committee composed of officers Michael W. Martinez and Marjorie L. Plum. All Bank stock allocated to participants' accounts is voted by the trustees. The Bank has made and intends to continue to make periodic contributions in the future to the ESOP in amounts determined by the Board of Directors of the Bank. It is anticipated that as contributions are made by the Bank, shares of the Bank's common stock will be acquired from time to time through open market purchases and privately negotiated transactions. Any effect on the market for the Bank's common stock which could result from the fact that the ESOP may make acquisitions of the Bank's shares in the future is not possible to determine in advance. The Bank's contribution to the ESOP for the year ended December 31, 1998 was approximately $24,000. The Bank's contributions to the accounts of its executive officers pursuant to the ESOP for 1996 through 1998 are included in the Summary Compensation Table above.

401 PLAN

         The Board of Directors has established an employee profit sharing plan under Section 401(k) of the Internal Revenue Code. The purpose of the employee profit sharing plan is to provide all eligible employees with supplemental income upon retirement and to increase their proprietary interest in the Bank. Eligible employees may make contributions to the plan subject to the limitations of Section 401(k). The Bank may provide a discretionary matching contribution equal to a percentage of the amount the employee elected to contribute. The 401(k) plan trustees, consisting of members of Bank Management, administer the plan.

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

         The Board of Directors has appointed Deloitte & Touche LLP as independent accountants for the Bank for the fiscal year ending December 31, 1999. At the Meeting, shareholders will be asked to ratify the appointment. Deloitte & Touche LLP audited the Bank's financial statements for the fiscal year ended December 31, 1998 and have been the Bank's accountants since its inception. It is not anticipated that any representative of Deloitte & Touche LLP will be present at the Meeting. If a representative of Deloitte & Touche LLP attends the Meeting, the representative will be given the opportunity to make a statement and respond to questions. All professional services rendered by Deloitte & Touche LLP concerning the fiscal year ended December 31, 1998 were furnished at customary rates and terms. If shareholders do not approve of the Board's selection, the Board will reconsider its retention but reserves the right to retain Deloitte & Touche LLP as independent accountants if it believes doing so will be in the Bank's best interests.

                                OTHER INFORMATION

ADJOURNMENT

         Notice of any adjournment need not be given if the date, time and place of the adjournment are announced at the Meeting at which the adjournment is taken. However, if the adjournment is for more than 45 days, or if a new Record Date is fixed for the adjourned Meeting, a notice of the adjourned Meeting shall be given to each shareholder entitled to vote at the Meeting. At adjourned

Annual Meetings, any business may be transacted which might have been transacted at the original Annual Meeting.

COST OF PROXY SOLICITATION

         The expense of preparing, assembling, printing, and mailing this Proxy Statement and the materials used in the solicitation of proxies for the Meeting will be borne by the Bank. It is contemplated that proxies will be solicited principally through the use of the mail, but officers, directors, and employees of the Bank may solicit proxies personally or by telephone, without receiving special compensation for these activities. The Bank will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to shareholders whose stock in the Bank is held of record by such entities. In addition, the Bank may use the services of individuals or companies it does not regularly employ in connection with this solicitation of proxies, if Management determines it advisable. AST, Inc. was hired to assist in the distribution of proxy materials and solicitation of votes for $2,000, plus out-of-pocket expenses.

SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section  16(a) of the  Securities  Exchange  Act of 1934  requires  the
Bank's directors, certain officers and persons who own more than 10% of a registered class of the Bank's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Directors, certain officers and greater than 10% shareholders ("Reporting Persons") are required by SEC regulation to furnish the Bank with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain Reporting Persons that no such forms were required for those persons, the Bank believes that from January 1, 1998, to December 31, 1998, and, with respect to Forms 5, since December 31, 1998, all filing requirements applicable to its Reporting Persons were complied with, except that all Forms 5 for the year ended December 31, 1998 were not timely filed.

SHAREHOLDER PROPOSALS

         Shareholder proposals intended to be considered at the 2000 Annual Meeting of Stockholders must be received by the Bank no later than December 21, 1999. The proposal must be mailed to the Bank's offices at 402 F Street, Eureka, California 95501, Attn: William T. Kay, Chairman. Proposals may be included in next year's Proxy Statement if they comply with the SEC's rules governing shareholder proposals.

OTHER MATTERS

         The Board is not aware of any matters to come before the Meeting other than the proposals for the election of directors and the ratification of the selection of independent auditors. If any other matters should be brought before the Meeting, or any adjournment thereof, upon which a vote properly may be taken, the shares represented by the proxies solicited by the Board will be voted in accordance with the discretion of the proxy holders insofar as such proxies are not limited to the contrary.

OTHER INFORMATION

         This Proxy Statement is accompanied by the Bank's Annual Report on Form 10-KSB for the year ended December 31, 1998. For an additional copy of the Form 10-KSB, call or write the Bank at the address and telephone number on the first page of this Proxy Statement no later than 10 days before the date of the Meeting.

Dated: April 21, 1999

                                             Six Rivers National Bank
                                             William T. Kay
                                             CHAIRMAN OF THE BOARD OF DIRECTORS

                            SIX RIVERS NATIONAL BANK
      PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 12, 1999
           THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                 REVOCABLE PROXY

         The undersigned holder of common stock acknowledges receipt of the Notice of Annual Meeting of Shareholders of Six Rivers National Bank (the "Bank"), and the accompanying Proxy Statement dated April 21, 1999, and revoking any proxy heretofore given, hereby constitutes and appoints Warren L. Murphy and William T. Kay, Jr., or either of them, with full power of substitution, as attorney and proxy to appear and vote all of the shares of common stock of the Bank standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of the Shareholders of the Bank to be held at the Bank's main office, 402 F Street, Eureka, California, on May 12, 1999, at 6:00 p.m. local time or at any adjournments thereof, upon the following items as set forth in the Notice of Annual Meeting of Shareholders and more fully described in the Proxy Statement.

         1. ELECTION OF DIRECTORS. To vote for the election of the following persons as directors of the Bank, to serve a one-year term or until their successors are elected and qualified: Kevin D. Hartwick, William T. Kay, Jr., Warren L. Murphy, Jack L. Russ and Dolores M. Vellutini.

         Instructions: To withhold a vote for one or more nominees, strike a line through that nominee's name above. To vote for all nominees except one whose name is struck, check "FOR" below. To vote against or withhold a vote as to all nominees, check "WITHHOLD" below.

                [ ]  FOR        [ ]  WITHHOLD


         2. SELECTION OF AUDITORS. To approve the selection of Deloitte and Touche LLP as the Bank's independent auditors for 1999.

                [ ]  FOR        [ ]  AGAINST       [ ]   ABSTAIN


         3. OTHER BUSINESS: The proxies are authorized to vote in their discretion on such other business as may properly come before the Meeting or any adjournment thereof.

                [ ]  FOR        [ ]  AGAINST       [ ]   ABSTAIN


         THE PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED ABOVE. THE PROXY, WHEN PROPERLY EXECUTED AND RETURNED TO SIX RIVERS NATIONAL BANK, WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED ABOVE. IF OTHER BUSINESS IS PRESENTED, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXYHOLDERS.

                                                          SHAREHOLDER(S)

                                                          ---------------------
                                                          (Signature)

                                                          ---------------------
                                                          (Signature)

                                                          ---------------------
                                                          (No. of Common Shares)

                                                          Date   , 1997
                                                          I/We  do or do not
                                                          expect  to  attend
                                                          this meeting.

Please sign exactly as your name(s) appear(s). When signing as attorney, executor, administrator, trustee, officer, partner, or guardian, please give full title. If more than one trustee, all should sign. WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POST-PAID ENVELOPE.

To assure a quorum, you are urged to date and sign this proxy and mail it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States or Canada.